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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): February 9, 2000




                               VENATOR GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New York                       No. 1-10299            13-3513936
----------------------------             -----------         -------------------
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)



233 Broadway, New York, New York                                     10279-0003
---------------------------------------                              -----------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 553-2000




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Item 5.    Other Events.

                  On February 9, 2000, the Board of Directors of the Registrant elected Matthew D. Serra as Chief Operating Officer, effective immediately. Mr. Serra will be directly responsible for Foot Locker Worldwide and Champs Sports, which combined represents over 3,500 stores and over $3.5 billion in annualized sales. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                   VENATOR GROUP, INC.
                                                   -------------------
                                                      (Registrant)


Date:  February 14, 2000                      By:  /s/ Gary M. Bahler
                                                   -------------------
                                                   Gary M. Bahler
                                                   Senior Vice President,
                                                   General Counsel and Secretary













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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
    of Regulation S-K                            Description

         99                         News Release dated February 10, 2000










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